Revenues	6 Months Ended
Jun. 30, 2022
Revenues [Abstract]
REVENUES

NOTE 4 - REVENUES

The Company’s revenues are derived primarily from the sale of consoles and disposables. Revenues from warranty and services are not material and therefore are included in revenue from consoles in the following table.

Composition:

	Six months ended June 30,	Six months ended June 30,
	2022	2021

Consoles	361	695
Disposables	667	556
Exclusive distribution agreement	484	822
	1,512	2,073